Exhibit 10.5.15

AMENDMENT No. 15

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AND

AIRBUS S.A.S.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AMENDMENT No 15

This Amendment No 15 to the A320 Family Purchase Agreement dated as of March 19, 1998 between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED is made as of the              day of June, 2007.

BETWEEN

AIRBUS S.A.S., a société par actions simplifiée, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller” or “AIRBUS”),

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at c/o the Winterbothan Trust Company Limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer” or “AAH”).

WHEREAS

A -	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements, as the “Purchase Agreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B -	The Buyer and the Seller have entered into Amendment No 1 to the Purchase Agreement dated September 9, 1998, covering the [*] two (2) Firm A319-100 Aircraft (on December 1999 and January 2000).

C -	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated December 28, 1999 covering:

(i) The [*] A320-200 Aircraft into firm orders and the [*] A320-200 Aircraft, and

(ii) the [*] A320-200 Aircraft with [*] Firm A320-200 Aircraft.

D -	[*]. Simultaneously, the Buyer and the Seller have entered into Amendment No 3 to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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E -	The Buyer and the Seller have entered into signed Amendment No 4 to the Purchase Agreement dated February 15, 2000 covering:

(i)	the [*] A320-200 Aircraft [*] and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into Amendment No 5 to the Purchase Agreement dated April 6, 2001 covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31 [*]).

(iii)	The [*] A320-200 Aircraft [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] (Firm No 44) [*] A319-100 Aircraft (Firm No 32 [*]).

G -	The Buyer and the Seller have entered into Amendment No 6 to the Purchase Agreement dated April 9, 2001 covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] to an A320-200 Aircraft [*]

H -	[*]

I -	[*]

J -	The Buyer and the Seller have entered into Amendment No 9 to the Purchase Agreement dated December 6, 2002 covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into Amendment No 10 to the Purchase Agreement dated October 30, 2003 covering the rescheduling of the Delivery Date of firm A320-200 Aircraft No 46 and 47 respectively from May and June 2004 to October and November 2004.

L -	The Buyer and the Seller have entered into Amendment No 11 to the Purchase Agreement dated November 18, 2004 covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment No 3 [*] stated in paragraph 1 of Letter Agreement No 1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into Amendment No 12 to the Purchase Agreement dated November 18, 2004 covering:

(i)	the [*] of Aircraft No 44, 17, 37 [*] A320 [*] A321 [*] and No 18, 36 and 21 [*] A320 [*] A319 [*]

[*]

N -	The Buyer and the Seller have entered into Amendment No 13 to the Purchase Agreement dated November 18, 2004, covering:

[*]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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O -	The Buyer and the Seller have entered into Amendment No 14 to the Purchase Agreement dated February 28, 2006, covering:

(i)	[*] AIRMAN software,

(ii)	ADOC Job Cards Package, ADOC Consultation Package, and AirNav and/or ADOC Navigator Based Consultation

(iv)	[*].

P -	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 14, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Purchase Agreement.

2.	SCOPE

The scope of this Amendment No 15 is to amend certain provisions of the Purchase Agreement, to provide the Buyer [*]

3.	[*]

3.2	[*]

4.	[*]

5.	[*]

6.	[*]

7.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall continue in full force and effect except as expressly modified by this Amendment No 15.

In case of any inconsistency between this Amendment No 15 and the Purchase Agreement, this Amendment No 15 shall prevail.

This Amendment No 15 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 15 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 15 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

This Amendment No 15 shall be governed by and construed in accordance with the laws of France.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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IN WITNESS WHEREOF this Amendment No 15 was entered into the day and year above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING	AIRBUS S.A.S.
LIMITED

By:	By:

Its:	Its:

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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